PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report to shareholders for the Edward D. Jones & Co. Daily Passport Cash Trust. This report covers the six-month period from March 1, 1997 to August 31, 1997. It begins with an interview with portfolio manager, Susan R. Hill, Assistant Vice President of Passport Research, Ltd., and continues with a complete listing of the Trust's holdings and financial statements.

Since its inception in 1980, the Trust has benefited its hundreds of thousands of shareholders and clients of Edward Jones by providing:

Daily dividends,
Daily liquidity,
Competitive yields, and
Stable valuation of $1/share since inception.

For nearly two decades, Edward Jones' clients have entrusted a portion of their savings and cash in a Passport Account with these attractive features and services. The Trust has grown from $30 million in April of 1980 to $5.1 billion as of August 31, 1997.

The Trust invests exclusively in short-term money market securities issued by the U.S. government, its agencies or instrumentalities, or in repurchase agreements, which are fully collateralized by U.S. government issues.

For the six-month reporting period ended August 31, 1997, the Trust had a 7-day net annualized yield of 4.78% and a 7-day effective annualized yield of 4.89%.*

It is important to remember that an investment in the Trust is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Trust will maintain a stable $1.00 share price in the future. It is gratifying also to note that no shareholder has ever lost a penny or suffered any decline in the Trust's share value during the 18 years of investing in short-term money market issues.

Thank you for participating in the daily earning power of Edward D. Jones & Co. Daily Passport Cash Trust. As always, we welcome your questions and comments.

Sincerely,
[Graphic]

Richard B. Fisher
President
October 15, 1997

* Past performance is not indicative of future results. Yield will vary.

INVESTMENT REVIEW

Q What is your analysis of the economic environment during the six-month reporting period and its effect on the short-term marketplace?

A After keeping monetary policy on hold for over a year, the Federal Reserve Board (the "Fed") voted to raise the Federal Funds Target Rate by 25 basis points on March 25, 1997, to 5.50% from 5.25%. The move was seen as being preemptive against inflation in the face of persistent demand. The economy remained robust in 1997, with the Gross Domestic Product posting rates of growth of 4.90% and 3.60%, respectively, for the first and second quarters of the year, and is expected to continue at this above-trend pace in the third quarter. At the same time, however, inflationary pressures have remained quite benign over the reporting period in spite of the impressive performance of the economy, and what has generally been thought to be tight labor market conditions.

Short-term interest rates rose in anticipation of the tightening by the Fed in late March, and remained relatively high as market participants sought to ascertain whether another move was soon to follow. As inflationary pressures remained mild, however, fears of a near-term tightening by the Fed gradually receded, and all but vanished by late June. For the remainder of the reporting period, short-term interest rates traded within a rather narrow range. Movements in the one-year Treasury bill over the reporting period best revealed the market's shifting sentiment. At 5.70% in early March, the one-year Treasury bill traded as high as 6.00% in late April, but then fell to as low as 5.40% before closing the reporting period at 5.60%.

In addition to economic fundamentals, very short-term Treasury securities were quite strongly influenced by technical factors over this reporting period, most notably due to a reduction in the size of Treasury bill auctions. The three-month Treasury bill began the reporting period around 5.25%, rose as high as 5.40% before plummeting to 4.80% in late May, and closed the reporting period at 5.20%. Spreads on similar maturity U.S. government agency securities widened over the reporting period, and remained reflective of the overall economic fundamental outlook in the marketplace.

Q What strategies guided the Trust during the period?

A The Trust maintained a 35- to 45-day average maturity target range over the reporting period, a neutral stance, and moved within that range according to relative value opportunities. While the average maturity for the Trust was in the lower half of the target range early in the reporting period, in anticipation of the tightening move by the Fed, the reporting period ended with the average maturity mostly in the upper half of that range. We reinforced the barbelled structure of the portfolio, combining a significant position in repurchase agreements with purchases of longer term securities with maturities between 6- and 12- months. Because of the technical influences in the Treasury market, we concentrated our purchases in fixed and floating rate U.S. government agency securities.

Q As we move toward the end of 1997, where does the short-term market appear to be heading?

A With one preemptive tightening under their belt, Fed officials now appear to be debating, both publicly and privately, whether or not the conditions at hand, strong growth yet little to no price inflation, would indicate that the non-inflationary potential of the economy is actually greater than previously thought. Growth of 2.00% to 2.50% has generally been embraced as a non-inflationary potential. As the Fed continues to analyze the situation, the front end of the Treasury and government markets are destined to be range-bound, absent any signs of upward pressures on prices.

PORTFOLIO OF INVESTMENTS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

AUGUST 31, 1997 (UNAUDITED)


      PRINCIPAL
        AMOUNT                                                                          VALUE

 SHORT-TERM OBLIGATIONS--29.7%
 $           9,500,000     Federal Farm Credit Bank Note--0.2% 5.700%, 9/2/1998        $      9,486,805
            40,000,000     (a)Federal Farm Credit Bank, Floating Rate Note--0.8%             39,992,501
                           5.510%, 10/1/1997
            93,900,000     Federal Home Loan Bank Notes--1.8% 5.460% - 6.025%,               93,853,044
                           11/18/1997 - 4/15/1998
           267,850,000     (b)Federal Home Loan Bank, Discount Notes--5.2% 5.290% -         264,310,990
                           5.620%, 9/10/1997 - 3/16/1998
            88,500,000    (a)Federal Home Loan Bank, Floating Rate Notes--1.7%               88,474,008
                           5.571% - 5.623%, 9/4/1997 - 9/22/1997
            40,900,000     Federal Home Loan Mortgage Corp. Notes--0.8% 5.715% -             40,891,502
                           5.840%, 3/17/1998 - 4/8/1998
            70,000,000     (a)Federal Home Loan Mortgage Corp., Floating Rate                69,956,075
                           Note--1.4% 5.413%, 9/22/1997
           237,500,000     Federal National Mortgage Association Notes--4.6% 5.630% -       237,316,432
                           6.000%, 3/13/1998 - 9/9/1998
           337,630,000     (b)Federal National Mortgage Association, Discount               333,693,971
                           Notes--6.5% 5.410% - 5.640%, 10/6/1997 - 12/30/1997
           161,800,000     (a)Federal National Mortgage Association, Floating Rate          161,780,029
                           Notes--3.2% 5.507% - 5.660%, 9/3/1997 - 9/15/1997
            73,000,000     (a)Student Loan Marketing Association, Floating Rate              72,997,386
                           Notes--1.4% 5.450% - 5.560%, 9/9/1997
            18,000,000     (b)United States Treasury Bill--0.4% 5.300%, 3/5/1998             17,509,750
            84,693,607     United States Treasury Notes--1.7% 6.125% - 7.250%,               84,693,607
                           2/15/1998 - 7/31/1998
                               Total Short-Term Obligations                               1,514,956,100
 (C)REPURCHASE AGREEMENTS--70.7%
           125,000,000     Bear, Stearns and Co., 5.625%, dated 8/29/1997, due              125,000,000
                           9/2/1997
           100,000,000     CIBC Wood Gundy Securities Corp., 5.620%, dated 8/29/1997,       100,000,000
                           due 9/2/1997
           440,000,000     CS First Boston, 5.620%, dated 8/29/1997, due 9/2/1997           440,000,000
           698,000,000     Goldman Sachs Group, LP, 5.610%, dated 8/29/1997, due            698,000,000
                           9/2/1997
           173,000,000     Greenwich Capital Markets, Inc., 5.620%, dated 8/29/1997,        173,000,000
                           due 9/2/1997

PRINCIPAL
        AMOUNT                                                                          VALUE

 (C)REPURCHASE AGREEMENTS--(CONTINUED)
 $         243,000,000     HSBC Securities, Inc., 5.625%, dated 8/29/1997, due         $    243,000,000
                           9/2/1997
            40,000,000     Harris-Nesbitt Thomson Securities, Inc., 5.570%, dated            40,000,000
                           8/29/1997, due 9/2/1997
           180,000,000     Merrill Lynch, Pierce, Fenner and Smith, 5.610%, dated           180,000,000
                           8/29/1997, due 9/2/1997
           200,000,000     Smith Barney Shearson, Inc., 5.610%, dated 8/29/1997, due        200,000,000
                           9/2/1997
            24,400,000     SBC Capital Markets, 5.570%, dated 8/29/1997, due 9/2/1997        24,400,000
           395,000,000     Toronto Dominion Securities (USA) Inc., 5.625%, dated            395,000,000
                           8/29/1997, due 9/2/1997
            75,000,000     UBS Securities, Inc., 5.620%, dated 8/29/1997, due                75,000,000
                           9/2/1997
           106,000,000     (d)Chase Government Securities, Inc., 5.550%, dated              106,000,000
                           7/7/1997, due 9/5/1997
            43,000,000     (d)Chase Government Securities, Inc., 5.600%, dated               43,000,000
                           7/1/1997, due 9/30/1997
            95,000,000     (d)CS First Boston, 5.520%, dated 8/19/1997, due 9/22/1997        95,000,000
           132,000,000     (d)CS First Boston, 5.560%, dated 8/8/1997, due 11/10/1997       132,000,000
           115,000,000     (d)Goldman Sachs Group, LP, 5.530%, dated 8/21/1997, due         115,000,000
                           10/20/1997
           140,000,000     (d)Lehman Brothers Government Securities, 5.520%, dated          140,000,000
                           8/19/1997, due 9/25/1997
           112,000,000     (d)SBC Capital Markets, 5.520%, dated 7/29/1997, due             112,000,000
                           10/1/1997
           175,000,000     (d)UBS Securities, Inc., 5.530%, dated 8/21/1997, due            175,000,000
                           10/20/1997
                               Total Repurchase Agreements                                3,611,400,000
                               Total Investments (at amortized cost)(e)                 $ 5,126,356,100


(a) Current rate and next reset date shown.

(b) Discount rate at time of purchase.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($5,106,412,868) at August 31, 1997.

The following acronym is used throughout this portfolio:

LP --Limited Partnership

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

AUGUST 31, 1997 (UNAUDITED)

 ASSETS:
 Investments in repurchase agreements                              $ 3,611,400,000
 Investments in securities                                           1,514,956,100
   Total investments in securities, at amortized cost and value                         $ 5,126,356,100
 Income receivable                                                                           17,899,440
   Total assets                                                                           5,144,255,540
 LIABILITIES:
 Payable for investments purchased                                      27,462,505
 Income distribution payable                                             7,367,551
 Payable to Bank                                                           246,006
 Accrued expenses                                                        2,766,610
   Total liabilities                                                                         37,842,672
   Net Assets for 5,106,412,868 shares outstanding                                      $ 5,106,412,868
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
 SHARE:
 $5,106,412,868 / 5,106,412,868 shares outstanding                                                $1.00


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)


 INVESTMENT INCOME:
 Interest                                                                            $  138,199,196
 EXPENSES:
 Investment advisory fee                                             $  10,572,046
 Administrative personnel and services fee                               1,876,535
 Custodian fees                                                            191,442
 Transfer and dividend disbursing agent fees and expenses                2,533,153
 Directors'/Trustees' fees                                                  30,124
 Auditing fees                                                               9,568
 Legal fees                                                                  7,360
 Portfolio accounting fees                                                  86,992
 Shareholder services fee                                                6,213,693
 Share registration costs                                                  253,772
 Printing and postage                                                      227,660
 Insurance premiums                                                         17,664
 Taxes                                                                       5,060
 Miscellaneous                                                              10,356
   Total expenses                                                                        22,035,425
     Net investment income                                                           $  116,163,771

(See Notes which are an integral part of the Financial Statements)


STATEMENT OF CHANGES IN NET ASSETS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST


                                                                 SIX MONTHS
                                                                    ENDED             YEAR ENDED
                                                                 (UNAUDITED)         FEBRUARY 28,
                                                               AUGUST 31, 1997           1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                        $    116,163,771   $      189,817,313
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                         (116,163,771)        (189,817,313)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                    9,871,835,255       16,504,255,897
 Net asset value of shares issued to shareholders in               111,903,874          186,566,785
 payment of distributions declared
 Cost of shares redeemed                                        (9,637,346,225)     (15,881,957,509)
   Change in net assets resulting from share transactions          346,392,904          808,865,173
     Change in net assets                                          346,392,904          808,865,173
 NET ASSETS:
 Beginning of period                                             4,760,019,964        3,951,154,791
 End of period                                                $  5,106,412,868   $    4,760,019,964

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              SIX MONTHS
                                                ENDED
                                             (UNAUDITED)
                                               AUGUST 31,                        YEAR ENDED FEBRUARY 28 OR 29,
                                                 1997            1997         1996         1995           1994          1993
NET ASSET VALUE, BEGINNING OF PERIOD            $ 1.00          $ 1.00       $ 1.00        $ 1.00        $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                            0.02            0.04         0.05          0.04          0.02         0.03
LESS DISTRIBUTIONS
 Distributions from net investment income        (0.02)          (0.04)       (0.05)        (0.04)        (0.02)       (0.03)
NET ASSET VALUE, END OF PERIOD                  $ 1.00          $ 1.00       $ 1.00        $ 1.00        $ 1.00       $ 1.00
TOTAL RETURN(A)                                   2.39%           4.59%        5.06%         3.78%         2.33%        2.82%
RATIOS TO AVERAGE NET ASSETS
 Expenses                                         0.89%*          0.89%        0.96%         0.98%         0.95%        0.95%
 Net investment income                            4.67%*          4.49%        4.92%         3.74%         2.31%        2.79%
SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)    $5,106,413      $4,760,020   $3,951,155    $2,464,260    $2,171,225   $2,223,226


* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

AUGUST 31, 1997 (UNAUDITED)

ORGANIZATION

Edward D. Jones Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Trust's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1997, capital paid-in aggregated $5,106,412,868. Transactions in shares were as follows:


                                                                    Six Months
                                                                       Ended             Year Ended
                                                                  August 31, 1997     February 28, 1997
 Shares sold                                                         9,871,835,255     16,504,255,897
 Shares issued to shareholders in payment of distributions             111,903,874        186,566,785
 declared
 Shares redeemed                                                    (9,637,346,225)   (15,881,957,509)
   Net change resulting from share transactions                        346,392,904        808,865,173


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Passport Research Ltd., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on average daily net assets of the Trust as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $500 million, 0.425% on the next $500 million, and 0.40% thereafter. The Adviser will waive the amount that normal operating expenses of the Trust (including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

NOTES

NOTES

[Graphic]

Daily Passport
Cash Trust

SEMI-ANNUAL REPORT
August 31, 1997

Edward Jones
201 Progress Parkway
Maryland Heights, MO 63043
1-800-331-2451
Distributor

[Graphic]

Cusip 480023100
8092605 (10/97)

[Graphic]

Serving Individual Investors Since 1871